Financial Instruments	12 Months Ended
Dec. 31, 2015
Investments, All Other Investments [Abstract]
Financial Instruments
4.	Financial Instruments

a)	Fair value measurements

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

Cash and cash equivalents and restricted cash - The fair value of the Partnership’s cash and cash equivalents and restricted cash approximate their carrying amounts reported in the accompanying consolidated balance sheets.

Vessels and equipment and vessels held for sale – The estimated fair value of the Partnership’s vessels and equipment and vessels held for sale is determined based on discounted cash flows or appraised values. In cases where an active second hand sale and purchase market does not exist, the Partnership uses a discounted cash flow approach to estimate the fair value of an impaired vessel. In cases where an active second hand sale and purchase market exists, an appraised value is generally the amount the Partnership would expect to receive if it were to sell the vessel. Such appraisal is normally completed by the Partnership.

Contingent consideration liabilities

In August 2014, the Partnership acquired 100% of the outstanding shares of Logitel Offshore Holding AS (Logitel), a Norway-based company focused on high-end UMS, from Cefront Technology AS (Cefront) for $4 million, which was paid in cash at closing, plus a potential additional amount of up to $27.6 million, depending on certain performance criteria, which is payable from mid-2015 through to mid-2020 (see note 18b).

The Partnership will owe the additional amount of up to $27.6 million if: there are no yard cost overruns and no charterer late delivery penalties; the two unchartered UMS under construction are chartered above specified rates; and no material defects from construction are identified within one year after the delivery of each UMS. To the extent such events occur, the potential additional amount of $27.6 million will be reduced in accordance with the terms of the purchase agreement. The estimated fair value of the contingent consideration liability of $14.8 million at December 31, 2015 is the amount the Partnership expects to pay to Cefront discounted to its present value using a weighted average cost of capital rate of 11.5%. As of December 31, 2015, the amount of the expected payments for each UMS was based upon the status of the construction project for the remaining two UMS newbuildings, the state of the charter market for the remaining two UMS newbuildings, the expectation of potential material defects for each UMS, and, to a lesser extent, the timing of delivery of the remaining two UMS newbuildings. An increase (decrease) in the Partnership’s estimates of yard cost overruns, charterer late delivery penalties, material defects and the discount rate, as well as a decrease (increase) in the Partnership’s estimates of day rates at which it expects to charter the two unchartered UMS, will decrease (increase) the estimated fair value of the contingent consideration liability.

Changes in the estimated fair value of the Partnership’s contingent consideration liability relating to the acquisition of Logitel, which is measured at fair value on a recurring basis using significant unobservable inputs (Level 3), during the years ended December 31, 2015 and 2014, is as follows:

	Year ended	Year ended
	December 31, 2015	December 31, 2014
	$	$
Balance at beginning of period	(21,448)	—
Acquisition of Logitel	2,569	(21,170)
Settlement of liability	3,540	—
Unrealized gain (loss) included in Other income – net	509	(278)

Balance at end of period	(14,830)	(21,448)

Long-term debt – The fair value of the Partnership’s fixed-rate and variable-rate long-term debt is either based on quoted market prices or estimated using discounted cash flow analyses based on rates currently available for debt with similar terms and remaining maturities and the current credit worthiness of the Partnership.

Derivative instruments – The fair value of the Partnership’s derivative instruments is the estimated amount that the Partnership would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates and the current credit worthiness of both the Partnership and the derivative counterparties. The estimated amount is the present value of future cash flows. The Partnership transacts all of its derivative instruments through investment-grade rated financial institutions at the time of the transaction. The Partnership’s interest rate swap agreements and foreign currency forward contracts require no collateral from these institutions, however collateral is required by these institutions on some of the Partnership’s cross currency swap agreements and as at December 31, 2015 the Partnership had $60.5 million held as collateral (2014 - $46.8 million), which has been recorded as restricted cash and restricted cash – long-term on the Partnerships consolidated balances sheets. Given the current volatility in the credit markets, it is reasonably possible that the amount recorded as a derivative liability could vary by a material amount in the near term.

The Partnership categorizes its fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on the reliability of the inputs used to determine fair value as follows:

Level 1. Observable inputs such as quoted prices in active markets;

Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following table includes the estimated fair value and carrying value of those assets and liabilities that are measured at fair value on a recurring and non-recurring basis, as well as the estimated fair value of the Partnership’s financial instruments that are not accounted for at fair value on a recurring basis:

		December 31, 2015		December 31, 2014
	Fair Value Hierarchy Level	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $	Carrying Amount Asset (Liability) $	Fair Value Asset (Liability) $

Recurring:
Cash and cash equivalents and restricted cash	Level 1	318,993	318,993	298,898	298,898
Logitel contingent consideration (see above)	Level 3	(14,830)	(14,830)	(21,448)	(21,448)
Derivative instruments (note 12)
Interest rate swap agreements	Level 2	(235,998)	(235,998)	(216,488)	(216,488)
Cross currency swap agreement	Level 2	(183,327)	(183,327)	(120,503)	(120,503)
Foreign currency forward contracts	Level 2	(11,509)	(11,509)	(11,268)	(11,268)

Non-Recurring:
Vessels held for sale (note 19)	Level 2	55,450	55,450	—	—
Vessels and equipment (note 19)	Level 2	100,600	100,600	—	—

Other:
Long-term debt - public (note 8)	Level 1	(620,746)	(473,729)	(679,257)	(656,899)
Long-term debt - non-public (note 8)	Level 2	(2,743,128)	(2,783,597)	(1,729,339)	(1,743,378)

b)	Financing receivables

The following table contains a summary of the Partnership’s financing receivables by type of borrower and the method by which the Partnership monitors the credit quality of its financing receivables on a quarterly basis:

	Credit Quality Indicator	Grade	Year Ended December 31, 2015 $	Year Ended December 31, 2014 $
Direct financing leases	Payment activity	Performing	17,471	22,458